EXHIBIT 10.2

                               SECURITY AGREEMENT
                               ------------------



           SECURITY AGREEMENT, dated as of April 2, 2004, among DARLING INTERNATIONAL INC., a Delaware corporation ("Borrower") and each of the Credit Parties (as defined in the Credit Agreement, as defined below) signatory to the Credit Agreement (defined below) (Borrower together with the Credit Parties shall be collectively referred to herein as "Grantors" and each individually as a "Grantor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Administrative Agent"), in its capacity as Administrative Agent for Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

           WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, Administrative Agent, Revolving Credit Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations on behalf of Grantors;

           WHEREAS, in order to induce Administrative Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

           NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1. DEFINED TERMS.

           (a) As it is used in this Agreement, "Perfection Certificate" shall mean a certificate in substantially the form of EXHIBIT A attached hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the Grantors.

           (b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

           2. GRANT OF LIEN.

           (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Administrative Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under all assets of Grantors, now owned or hereafter acquired, including but not limited to the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

          (i)     all Accounts;

          (ii)    all Chattel Paper;

          (iii)   all Contracts;

          (iv)    all Deposit Accounts;

          (v)     all Documents;

          (vi)    all Electronic Chattel Paper;

          (vii)   all Equipment;

          (viii)  all Fixtures;

          (ix)    all General Intangibles;

          (x)     all Goods;

          (xi)    all Instruments;

          (xii)   all Inventory;

          (xiii)  all Investment Property;

          (xiv)   all Letter-of-Credit Rights;

          (xv) All Borrower Accounts, Concentration Accounts, Disbursement Accounts, and all other deposit and other bank accounts and all deposits therein;

          (xvi)   all money, cash or cash equivalents of any Grantor;

          (xvii) commercial tort claims listed in Schedule 15 of the Perfection Certificate; and

          (xviii) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

           (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Administrative Agent and Lenders as aforesaid, each Grantor hereby grants to Administrative Agent, for itself and the benefit of Lenders, to the extent permitted by and in accordance with the terms and conditions contained in

Section 9.8 of the Credit Agreement a right of setoff against the property of such Grantor held by Administrative Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Administrative Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

           (c) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Administrative Agent and Lenders as aforesaid, each Grantor hereby grants to Administrative Agent and any of Lenders, a continuing Lien for all the Obligations upon any and all Deposit Accounts and cash or other deposits maintained therein of any Grantor maintained by Administrative Agent or any of the Lenders.

           3. ADMINISTRATIVE AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON ADMINISTRATIVE AGENT'S AND LENDERS' OBLIGATIONS.

           (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Administrative Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Administrative Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Administrative Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

           (b) Administrative Agent may at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of any Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Administrative Agent, and that payments shall be made directly to Administrative Agent or representative thereof. Upon the request of Administrative Agent, at any time after an Event of Default shall have occurred and be continuing, each Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

           (c) Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may at any time in Administrative Agent's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Administrative Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Administrative Agent and each Lender at any time and from time to time promptly upon Administrative Agent's request the following reports with respect to each
Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) a test verification of such Accounts as Administrative Agent may request. Each Grantor, at its own expense, shall deliver to Administrative Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

           4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

           (a) All information set forth herein and in the Perfection Certificate, including the schedules annexed hereto and thereto, has been duly prepared, completed and executed and the information set forth herein and therein is correct and complete in all material respects as of the Closing Date. The Collateral described on the Schedules annexed to the Perfection Certificate constitutes substantially all of the property of such type of Collateral owned or held by Grantors as of the Closing Date.

           (b) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, and has good, marketable, indefeasible title thereto free and clear of any and all Liens other than Permitted Encumbrances.

           (c) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Administrative Agent pursuant to this Security Agreement or the other Loan Documents, (ii) in connection with the Prior Lender Obligations which have been released as of the Closing Date but which may not have been removed of record as of the Closing Date, and (iii) in connection with any other Permitted Encumbrances.

           (d) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed in Schedule 6 of the Perfection Certificate, a perfected Lien in favor of Administrative Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Administrative Agent for the benefit of Administrative Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory and non-exclusive licensees of General Intangibles in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

           (e) As of the Closing Date, Schedule 12 of the Perfection Certificate lists all Instruments in favor of Grantors, or any of them, for an amount in excess of $15,000 individually, and Chattel Paper of each Grantor. All action by any Grantor necessary or desirable to protect and perfect the Lien of Administrative Agent on each item set forth in Schedule 12 of the Perfection Certificate (including the delivery of all originals thereof to Administrative Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Administrative Agent, for the benefit of Administrative Agent and Lenders, on the Collateral listed in Schedule 12 of the Perfection Certificate is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Administrative Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

           (f) As of the Closing Date, each Grantor's chief executive office, other places of business, corporate offices and all warehouses and premises which are not owned or leased, where Collateral consisting of Inventory or Equipment and having a value in excess of $50,000 is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedules 2(a), 2(b), 2(c) and 2(d) of the Perfection Certificate, respectively, hereto. Grantors shall only change the foregoing in accordance with the provisions of the Credit Agreement.

           (g) With respect to the Accounts, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; and (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment or which could not reasonably be expected to have a Material Adverse Effect. No payments have been or shall be made thereon except payments immediately delivered to the applicable Borrower Accounts or Administrative Agent as required pursuant to the terms of Annex C to the Credit Agreement.

           (h) With respect to any Inventory having a value in excess of $50,000 at any location (i) such Inventory (other than Inventory in transit) is located at one of the applicable Grantor's locations set forth on Schedules 2(a), 2(b), 2(c) and 2(d) of the Perfection Certificate attached hereto, as applicable, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Administrative Agent's prior consent, and if Administrative Agent gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements acknowledging that the bailee, landlord or mortgagee is holding the Inventory for Administrative Agent, (iii) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (iv) the completion of manufacture, sale or other disposition of such Inventory by Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject.

           (i) Pursuant to Section 5.9 of the Credit Agreement, Grantors will obtain bailee, landlord and mortgagee agreements with respect to all Collateral held by such third parties acknowledging that such third party is holding the Collateral for Administrative Agent.

           (j) As of the Closing Date, no Grantor has any interest in, or title to, any registered Patent, Trademark or Copyright utilized in connection with marketing, identification or processing efforts of such Grantor in the ordinary course of business except as set forth in Schedules 14(a) and 14(b) of the Perfection Certificate attached hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Administrative Agent on each Grantor's Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule 6 of the Perfection Certificate attached hereto, all action necessary or desirable to protect and perfect Administrative Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

           (k) Grantors will cooperate with Administrative Agent in obtaining control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

           5. COVENANTS. Grantor covenants and agrees with Administrative Agent, for the benefit of Administrative Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

           (a) Further Assurances: Pledge of Instruments. At any time and from time to time, upon the written request of Administrative Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Administrative Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Administrative Agent of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document, (iii) transferring Collateral to Administrative Agent's possession (for the benefit of Administrative Agent and Lenders) if such Collateral consists of Chattel Paper, Instruments, Investment Property or if a Lien on such Collateral can be perfected only by possession, or if reasonably requested by Administrative Agent, (iv) obtaining, or using its commercially reasonable efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement, and (v) confer control to Administrative Agent with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper. Each Grantor also hereby authorizes Administrative Agent, for the benefit of Administrative Agent and Lenders, to file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law, including financing statements with "all assets" or other such descriptions of Collateral. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Administrative Agent promptly upon such Grantor's receipt thereof.

           (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of and has been assigned to General Electric Capital Corporation, as Administrative Agent, for the benefit of itself and certain lenders. Further assignment of this chattel paper violates the rights of General Electric Capital Corporation, as Administrative Agent." All Electronic Chattel Paper shall be marked with an identifying reference in form satisfactory to Administrative Agent.

           (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

               (i) Grantors shall notify Administrative Agent promptly if they know or have reason to know that any application or registration relating to any registered Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

               (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Administrative Agent prior written notice thereof, and, upon request of Administrative Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Administrative Agent may request to evidence Administrative Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (iii) Grantors shall take all actions necessary or requested by Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

               (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall, unless such Grantor shall reasonably determine that such infringement or misappropriation of the Patent, Trademark or Copyright Collateral is immaterial to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as Administrative Agent shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

           (d) Indemnification. In any suit, proceeding or action brought by Administrative Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, Electronic Chattel Paper, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Deposit Account, Document, Electronic Chattel Paper, General Intangible or Instrument, each Grantor will save, indemnify and keep Administrative Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Administrative Agent or any Lender, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Administrative Agent or such Lender as finally determined by a court of competent jurisdiction.

           (e) Compliance with Terms of Accounts. etc. Each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral, except where such failure to perform would not reasonably be expected to have a Material Adverse Effect.

           (f) Commercial Tort Claims. Each Grantor will promptly give notice to Administrative Agent of any commercial tort claim that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Security Agreement, and otherwise take all action necessary to deliver a first priority perfected security interest in favor of the Administrative Agent, on behalf of the Lenders, in such commercial tort claims.

           (g) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Administrative Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever (other than a holder of a Permitted Encumbrance solely with respect to that Permitted Encumbrance).

           (h) Limitations on Disposition. No Grantor will, and Administrative Agent does not authorize any Grantor to, sell, lease, transfer or otherwise dispose of any of the Collateral, or contract to do so except as permitted by the Credit Agreement.

           (i) Further Identification of Collateral; Supplemental Disclosures. From time to time as may be reasonably requested by Administrative Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of a Default or an Event of Default), the Credit Parties, at their own expense, shall supplement each Schedule to the Perfection Certificate with respect to any matter hereafter arising that, if existing or occurring on the Closing Date, would have been required to be set forth or described in such Schedule that is necessary to correct any information in such Schedule. No such supplement to any such Schedule shall amend, supplement or otherwise modify any Schedule or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Administrative Agent and Requisite Lenders in writing and no such supplement shall be applicable as to representations or warranties that relate solely to the Closing Date, but shall be delivered for the purpose of identifying the Collateral.

           (j) Notices. Grantors will advise Administrative Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

           (j) Authorized Terminations. Administrative Agent will deliver to Grantor for filing or authorize Grantor to prepare and file termination statements and releases in accordance with Section 11.2(e ) of the Credit Agreement.

           6. ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

           On the Closing Date each Grantor shall execute and deliver to Administrative Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as EXHIBIT B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Administrative Agent, for the benefit of Administrative Agent and Lenders, under the Power of Attorney are solely to protect Administrative Agent's interests (for the benefit of Administrative Agent and Lenders) in the Collateral and shall not impose any duty upon Administrative Agent or any Lender to exercise any such powers. Administrative Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Administrative Agent shall account for any moneys received by Administrative Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Administrative Agent or any Lender shall have any duty as to any Collateral, and Administrative Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF ADMINISTRATIVE AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ADMINISTRATIVE AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

           7. REMEDIES: RIGHTS UPON DEFAULT.

           (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Administrative Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Administrative Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Administrative Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Administrative Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Administrative Agent deems necessary or advisable.

           If an Event of Default shall have occurred and be continuing, each Grantor further agrees, at Administrative Agent's request, to assemble the Collateral and make it available to Administrative Agent at places which Administrative Agent shall select and that are mutually agreeable to the applicable Grantor and Administrative Agent, whether at such Grantor's premises or elsewhere. Until Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Administrative Agent. Administrative Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Administrative Agent. Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Administrative Agent's remedies (for the benefit of Administrative Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Administrative Agent of any other amount required by any provision of law, need Administrative Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Administrative Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Administrative Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Administrative Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Administrative Agent or any Lender to collect such deficiency.

           (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

           8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Administrative Agent to exercise rights and remedies under
Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Administrative Agent, for the benefit of Administrative Agent and Lenders, an irrevocable (until the Termination Date), non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

           9. LIMITATION ON ADMINISTRATIVE AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Administrative Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Administrative Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Administrative Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

           10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned; provided, that with respect to calculation of interest on any Obligation that is so reinstated, interest shall accrue from the date such Obligation is first reinstated and not from the previous date of payment.

           11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

           12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Administrative Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

           13. NO WAIVER; CUMULATIVE REMEDIES. Neither Administrative Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Administrative Agent and then only to the extent therein set forth. A waiver by Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Administrative Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Administrative Agent and Grantors.

           14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

           15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

           16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Administrative Agent, for the benefit of Administrative Agent and Lenders, hereunder, inure to the benefit of Administrative Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Administrative Agent, for the benefit of Administrative Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

           17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page of this Security Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

           18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, ADMINISTRATIVE AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT ADMINISTRATIVE AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK; PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ADMINISTRATIVE AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH

GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

           19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ADMINISTRATIVE AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

           20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

           21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

           22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

           23. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Administrative Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

           IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



BORROWER AND GRANTOR                        DARLING INTERNATIONAL INC.



                                            By:  /s/ John O. Muse
                                                --------------------------------
                                            Name:  John O. Muse
                                                  ------------------------------
                                            Title:  Executive Vice President
                                                   -----------------------------




CREDIT PARTIES AND GRANTORS                 NONE AT CLOSING

                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as Administrative Agent



                                          By:  /s/ Texas Howard
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------
                             PERFECTION CERTIFICATE
                             ----------------------


           Reference is hereby made to (i) that certain Credit Agreement dated as of April ___, 2004 (the "Credit Agreement"), among DARLING INTERNATIONAL INC., a Delaware corporation ("Borrower"); the other Credit Parties signatory thereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Administrative Agent for Lenders; COMERICA BANK, a Michigan banking corporation, for itself as Lender, and as Revolving Credit Agent for Lenders, and the other Lenders signatory thereto from time to time and (ii) that certain Security Agreement dated as of April ___, 2004 (the "Security Agreement") among the Borrower, the Credit Parties signatory thereto (together with the Borrower, the "Grantors") and Administrative Agent for itself and Lenders (as defined therein). Those capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

           The undersigned hereby certify as of the Closing Date (except as otherwise specified in the applicable schedule) to the Administrative Agent and the Lenders, as follows:

           1. Names. (a) the exact legal name of each Grantor, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in SCHEDULE 1(A). Each of the Grantors is
(i) the type of entity disclosed next to its name in SCHEDULE 1(A) and (ii) a registered organization except to the extent disclosed in SCHEDULE 1(A). Also set forth in SCHEDULE 1(A) is the organizational identification number, if any, of each of the Grantors that is a registered organization, the Federal Taxpayer Identification Number of each of the Grantors and the state of formation of each of the Grantors.

           (b) Set forth in SCHEDULE 1(B) hereto is the corporate or organizational names each of the Grantors has had in the past five years, together with the date of the relevant change.

           (c) Set forth in SCHEDULE 1(C) is a list of all other names (including trade names or similar appellations) used by each of the Grantors, or any other business or organization to which any of the Grantors became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years. Also set forth in SCHEDULE 1(C) is the information required by
Section 1 of this certificate for any other business or organization to which each of the Grantors became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

           2. Current Locations.

           (a) The chief executive office of each of the Grantors is located at the address set forth in SCHEDULE 2(A) hereto.

           (b) Set forth in SCHEDULE 2(B) are all locations where each of the Grantors maintains any books or records relating to any Collateral.

           (c) Set forth in SCHEDULE 2(C) hereto are all the other places of business of each of the Grantors.

           (d) Set forth in SCHEDULE 2(D) hereto are all other locations where the Grantors maintain any of the Collateral consisting of Inventory or Equipment having a value in excess of $50,000, not identified above.

           3. Intentionally Omitted.

           4. Extraordinary Transactions. Except for those purchases, acquisitions, and other transactions described on SCHEDULE 4 attached hereto, all of the Collateral has been originated by Grantors in the ordinary course of business or consists of goods which have been acquired by the Grantors in the ordinary course of business from a person in the business of selling goods of that kind.

           5. UCC Filings and IP Filings. Grantors have duly authorized the filing of financing statements containing the indications of the collateral set forth on SCHEDULE 5 relating to the Security Agreement.

           6. Schedule of Filings. Attached hereto as SCHEDULE 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made. No other filings or consents are required to create, preserve, protect and perfect the security interests in the Collateral granted to Administrative Agent for itself and the benefit of Lenders pursuant to the Loan Documents.

           7. Real Property. Attached hereto as SCHEDULE 7 is a list of all real property owned or leased by each of the Grantors. No real property owned or leased by any Grantor is leased, subleased or otherwise subject to any other agreement granting any Person the right to use such real property except as disclosed in SCHEDULE 7.

           8. Termination Statements. A duly signed or otherwise authorized termination statement shall be, concurrently on the Closing Date, duly filed in each applicable jurisdiction identified in SCHEDULE 8(A) hereto. Attached hereto as SCHEDULE 8(B) is a true copy of each filing which shall be filed in the applicable jurisdictions referenced on SCHEDULE 8(A). Attached hereto as
SCHEDULE 8(C) is a list of liens appearing of record that have either been paid and/or are being contested in accordance with the provisions of the Credit Agreement.

           9. No Change. The undersigned knows of no change or anticipated change in any of the circumstances or with respect to any of the matters contemplated in Sections 1 through 8 and Section 12 of this Perfection Certificate except as set forth on SCHEDULE 9 thereto.

           10. Filing Fees. All filing fees and taxes payable in connection with the filings described in Sections 5 and 6 will be paid at closing.

           11. Stock Ownership and Other Equity Interests. Attached hereto as
SCHEDULE 11 is a true and correct list of all the issued and outstanding Stock, partnership interests, limited liability company membership interests or other equity interest of the Grantors and the beneficial owners of record holding more than 5% of such Stock, partnership interests, membership interests or other equity interests. Also set forth on SCHEDULE 11 is each equity investment of the Grantors that represents 50% or less of the equity of the entity in which such investment was made.

           12. Instruments and Tangible Chattel Paper. Attached hereto as
SCHEDULE 12 is a true and correct list of all promissory notes and other instruments in excess of $15,000 individually, tangible chattel paper and other similar evidence of indebtedness held by the Grantors in an amount in excess of $2,500 individually, as of the Closing Date, including all intercompany notes between any Grantors and any Subsidiary.

           13. Advances. Attached hereto as SCHEDULE 13 is (a) a true and correct list of all advances made by any Grantor to any Subsidiary of any Grantor (other than those identified on SCHEDULE 12), and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Grantors as of the Closing Date.

           14. Intellectual Property. Attached hereto as SCHEDULE 14(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of the Grantors' registered Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Credit Agreement), utilized in connection with marketing, identification or processing efforts of Grantors in the ordinary course of business, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by the Grantors. Attached hereto as
SCHEDULE 14(B) in proper form for filing with the United States Copyright Office is a schedule setting forth all of the Grantors' Copyrights and Copyright Licenses (each as defined in the Credit Agreement), utilized or used in connection with marketing or identification efforts of Grantors in the ordinary course of business including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by the Grantors.

           15. Commercial Tort Claims. Attached hereto as SCHEDULE 15 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by the Grantors, including a brief description thereof.

           16. Deposit Accounts, Securities Accounts and Commodity Accounts. Attached hereto as SCHEDULE 16 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Credit Agreement) maintained by the Grantors.

           17. Letter-of-Credit Rights. Attached hereto as SCHEDULE 17 is a true and correct list of all Letters of Credit issued in favor of any Grantor, as beneficiary thereunder.

           18. Rolling Stock. Attached hereto as SCHEDULE 18 is a true and correct list of substantially all Rolling Stock including the make, model, unit number and vehicle identification number or any other such identification number owned by Grantors.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                             PERFECTION CERTIFICATE

           IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this ____ day of _________, 20___,

                                         BORROWER


                                         DARLING INTERNATIONAL INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------




                                         CREDIT PARTIES

                                         NONE AT CLOSING

                                  SCHEDULE 1(A)
                                  -------------

           Legal Name, Organizational Document, Type of Entity, Organizational Identification Number, Federal Taxpayer Identification Number of each Grantor

                                  SCHEDULE 1(B)
                                  -------------

           Organizational Names of each Grantor in last five (5) years

                                  SCHEDULE 1(C)
                                  -------------

           All other Names (including trade names or similar appellations); Legal Name, Organizational Documents, Type of Entity, Organizational Identification Number and Federal Taxpayer Identification Number of any other business or organization of a Grantor now or in the past five (5) years

                                  SCHEDULE 2(A)
                                  -------------

                     Chief Executive Office of each Grantor

                                  SCHEDULE 2(B)
                                  -------------

           Location Where Books and Records of Grantors are Maintained

                                  SCHEDULE 2(C)

                    Other Places of Business of each Grantor
                    ----------------------------------------

                            SCHEDULE 2(D)
                            -------------

                    Other Locations of Collateral of Grantors

                       SCHEDULE 3 - INTENTIONALLY OMITTED

                                   SCHEDULE 4
                                   ----------

                           Extraordinary Transactions

                                   SCHEDULE 5
                                   ----------

                              Financing Statements

                                   SCHEDULE 6
                                   ----------

           Filing and the Filing Office in which G.E. Capital's Filings are to be made

                                   SCHEDULE 7
                                   ----------

                                  Real Property

                                  SCHEDULE 8(A)
                                  -------------

           Signed or otherwise authorized Termination Statements and Filing Jurisdictions

                                  SCHEDULE 8(B)
                                  -------------

           Copy of each filing referenced on SCHEDULE 8(A) duly acknowledged or otherwise identified by the filing officer

                                  SCHEDULE 8(C)
                                  -------------

                            Liens appearing of record

                                   SCHEDULE 9
                                   ----------

                Changes to/Exceptions from Perfection Certificate

                                   SCHEDULE 11
                                   -----------

           Equity Interests and Capitalization of each Credit Party, Record and Beneficial owners of such Equity Interests, Equity Investments of each Grantor

                                   SCHEDULE 12
                                   -----------

                     Instruments and Tangible Chattel Paper

                                   SCHEDULE 13
                                   -----------

                       Intercompany Advances and Transfers

                                 SCHEDULE 14(A)
                                 --------------

      Grantors' Patents, Patent Licenses, Trademarks and Trademark Licenses

                                 SCHEDULE 14(B)
                                 --------------

                   Grantors' Copyrights and Copyright Licenses

                                   SCHEDULE 15
                                   -----------

                             Commercial Tort Claims

                                   SCHEDULE 16
                                   -----------

          Deposit Accounts, Securities Accounts and Commodity Accounts

                                   SCHEDULE 17
                                   -----------

                  Letter-of-Credit Rights in favor of Grantors

                                   SCHEDULE 18
                                   -----------

      Rolling Stock including the make, model, unit number and vehicle identification number or any other such identification number owned by Grantors.

                                    EXHIBIT B

                                POWER OF ATTORNEY

           This Power of Attorney is executed and delivered by _______________________, a _____________________ corporation ("Grantor") to
General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Administrative Agent for the benefit of Administrative Agent and Lenders, under a Credit Agreement and a Security Agreement, both dated as of __________________, and other related documents (as may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

           Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Grantor in and under the Contracts and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of ______________________.


------------------------------


By:
   -------------------------------------
Name:
      -----------------------------------

Title: ------------------------------------

ATTEST:

By:                                                     (SEAL)
    ----------------------------------------------------

Title:
       -------------------------------------------------------